UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2019

NRC GROUP HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38119	81-4838205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

952 Echo Lane, Suite 460 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 767-4749

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

This Current Report on Form 8-K is being filed to provide the historical audited consolidated financial statements of Progressive Environmental Services, Inc. (“SWS”) as of and for the year ended December 31, 2017, the related notes thereto and the report of Jaynes Reitmeier Boyd & Therrell, P.C., independent public accounting firm, dated April 10, 2018 (“SWS 2017 Financials”), which are attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company is also filing the historical unaudited consolidated financial statements of SWS as of and for the three months ended March 31, 2018 and the related notes thereto (“SWS Interim Financials”), which are attached hereto as Exhibit 99.2 and incorporated herein by reference. The Company is filing the SWS 2017 Financials and the SWS Interim Financials to incorporate by reference such information into one or more registration statements that may be filed by the Company.

The SWS 2017 Financials attached hereto as Exhibit 99.1 are unchanged from the fiscal year 2017 audited consolidated financial statements of SWS included in the Company’s Definitive Merger Proxy on Schedule 14A filed with the Securities and Exchange Commission on October 1, 2018 (the “Proxy Statement”). The SWS Interim Financials attached hereto as Exhibit 99.2 are also unchanged from the unaudited financials covering the same period included in the Proxy Statement. A subsidiary of the Company acquired SWS on May 14, 2018 as previously disclosed in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1*	Consolidated Financial Statements of Progressive Environmental Services, Inc. as of and for the year ended December 31, 2017
99.2*	Condensed Consolidated Financial Statements of Progressive Environmental Services, Inc. as of and for the three months ended March 31, 2018

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRC GROUP HOLDINGS CORP.

Date: April 5, 2019	/s/ Joseph Peterson
By: Joseph Peterson
Title: Chief Financial Officer

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